Exhibit 99.1
Investor Contact:
Paul J. Crecca
(914) 289-9420
pjcrecca@haightscross.com

Editorial Contact:
Michael Stugrin	FOR IMMEDIATE RELEASE
(562) 498-6353
mstugrin@verizon.net
HAIGHTS CROSS COMMUNICATIONS
ANNOUNCES SALE OF OAKSTONE PUBLISHING,
SUSPENDS SALE OF CERTAIN BUSINESS ASSETS
White Plains, NY, July 1, 2008—Haights Cross Communications, Inc. (HCC) today announced that it has closed the sale of its Oakstone Publishing business to private equity firm Boston Ventures. Terms of the sale have not been disclosed.
Haights Cross also announced today that it has suspended its previously announced plans to offer for sale its test-preparation and intervention business, Triumph Learning; and its audiobook publishing business, Recorded Books.
According to Paul J. Crecca, HCC President and Chief Executive Officer, “ Earlier this year, we announced plans to offer for sale each of Haights Cross’ operating businesses. However, conditions in the capital markets, particularly in the leveraged finance market, remain challenging. With these factors, and considering the timeframe in which sale transactions could be completed, the HCC Board of Directors has concluded that the company should suspend the sales efforts for Triumph Learning and Recorded Books. We believe Triumph Learning and Recorded Books have leading positions in their respective market segments and represent attractive growth opportunities.”
Triumph Learning is HCC’ s test-preparation and intervention business and is comprised of its Coach, Buckle Down, and Options brands. Recorded Books is a leading publisher of unabridged audiobooks and other audio media for libraries, schools, and consumers, with operations in the US and the UK.

About Haights Cross Communications:
Founded in 1997 and based in White Plains, NY, Haights Cross Communications is a premier educational and library publisher dedicated to creating the finest books, audio products, periodicals, software and online services, serving the following markets: K-12 supplemental education, public and school libraries, and consumers. Haights Cross companies include: Triumph Learning (New York, NY), Buckle Down Publishing and Options Publishing (Iowa City, IA), Recorded Books (Prince Frederick, MD), and Sundance/Newbridge Educational Publishing (Northborough, MA). For more information, visit www.haightscross.com.
Safe Harbor Statement:
This press release contains forward-looking statements which you can identify by terms such as “ subject to”, “might”, and similar expressions intended to identify forward-looking statements. Forward-looking statements include statements regarding the Company’s plans, objectives, expectations and intentions. Such statements include, without limitation, statements regarding: the growth outlook and product line market expansion opportunities for Triumph Learning and Recorded Books; and the anticipated benefits of suspending the sales efforts for those businesses at this time. These statements reflect the conditions upon which the transactions discussed in this release are contingent on certain future events the outcome of which is not certain. These statements reflect our current views with respect to future events and are based on assumptions and subject to known and unknown risks and uncertainties. These risks and uncertainties may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. Factors that may cause our actual results to differ materially from our forward-looking statements include, among others, risks relating to our ability to refinance our existing term loans, changes in external market factors, changes in our business or growth strategy, or an inability to execute our strategy due to changes in our industry or the economy generally, the emergence of new or growing competitors and various other competitive factors, the diversion of management’s attention and risk of loss of affected employees and/or customers resulting from the prior announcement and implementation of our sales process (now suspended); and other factors identified by us in documents filed by us with the Securities and Exchange Commission including those set forth in our Form 10-K for the year ended December 31, 2007, under the caption “Risk Factors”. These uncertainties and other factors may cause our actual outcome of the transactions discussed in this release to be materially different from those expressed or implied by our forward-looking statements. In light of these uncertainties, there can be no assurance that the events and circumstances described in forward-looking statements contained in this press release will in fact occur. You should read this press release completely and with the understanding that our actual results may be materially different from what we expect. We will not update these forward-looking statements, even though our situation may change in the future. We qualify all of our forward-looking statements by these cautionary statements.